        Exhibit (13) of Schedule 13D Required by Item 7 of Schedule 13D

                                   AGREEMENT

     The undersigned persons hereby agree that reports on Schedule 13D, and any amendments thereto, may be filed in a single statement on behalf of all such persons, and further, each such person designates Marc D. Hamburg as its agent and attorney-in-fact for the purpose of executing any and all such reports required to be made by it with the Securities and Exchange Commission.

Dated:    August 28, 2001
                                 BERKADIA LLC

                                 By:     /s/ Marc D. Hamburg
                                         ------------------------------
                                 Name:   Marc D. Hamburg
                                 Title:  President

                                 BERKADIA MANAGEMENT LLC

                                 By:     /s/ Marc D. Hamburg
                                         ------------------------------
                                 Name:   Marc D. Hamburg
                                 Title:  President

                                 BHF BERKADIA MEMBER, INC.

                                 By:     /s/ Marc D. Hamburg
                                         ------------------------------
                                 Name:   Marc D. Hamburg
                                 Title:  President

                                 BH FINANCE LLC

                                 By:     /s/ Marc D. Hamburg
                                         ------------------------------
                                 Name:   Marc D. Hamburg
                                 Title:  President

                                 COLUMBIA INSURANCE COMPANY

                                 By:     /s/ Marc D. Hamburg
                                         ------------------------------
                                 Name:   Marc D. Hamburg
                                 Title:  Treasurer

                                 BH COLUMBIA INC.

                                 By:     /s/ Marc D. Hamburg
                                         ------------------------------
                                 Name:   Marc D. Hamburg
                                 Title:  President

                                 OBH, Inc.

                                 By:     /s/ Marc D. Hamburg
                                         ------------------------------
                                 Name:   Marc D. Hamburg
                                 Title:  Vice President

                                 BERKSHIRE HATHAWAY INC.

                                 By:     /s/ Marc D. Hamburg
                                         ------------------------------
                                 Name:   Marc D. Hamburg
                                 Title:  Vice President and
                                         Chief Financial Officer

                                 WARREN E. BUFFETT

                                         /s/ Warren E. Buffett
                                         ------------------------------